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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)      December 6, 2004
                                                     ----------------------

                              W. P. CAREY & CO. LLC
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           001-13779                                  13-3912578
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   (Commission File Number)                 (IRS Employer Identification No.)


   50 Rockefeller Plaza, New York, NY                              10020
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 (Address of Principal Executive Offices)                       (Zip Code)

                                  212-492-1100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [   ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

    [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

    [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

    [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))


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                            Section 8 - Other Events


Item 8.01.   Other Events

On December 6, 2004, Corporate Property Associates 16-Global Incorporated ("CPA(R):16-Global"), a publicly-held, non-traded real estate investment company advised and managed by the Registrant, announced to certain financial advisors that CPA(R):16-Global's current best-efforts offering of securities will be suspended as of December 30, 2004. Carey Financial Corporation, a wholly-owned subsidiary of the Registrant, is the sales agent for CPA(R):16-Global's best-efforts offering.

CPA(R):16-Global has decided to suspend fundraising for an unspecified time period in order to bring into balance the rate of fundraising and the rate of investment. CPA(R):16-Global has advised the Registrant that it believes that it is prudent to cease taking in additional money until CPA(R):16-Global has made additional real estate acquisitions. CPA(R):16-Global has advised the Registrant that it currently anticipates that it will recommence sales of its securities during the second quarter of 2005.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   W. P. CAREY & CO. LLC



                                   By: /s/ John J. Park
                                      -------------------------------
                                     John J. Park, Managing Director
                                     and Chief Financial Officer
                                     (Principal Financial Officer)

Date:  December 16, 2004